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                                                                      EXHIBIT 32

            CERTIFICATION OF THE INTERIM CHIEF EXECUTIVE OFFICER AND
                   THE ACTING CHIEF FINANCIAL OFFICER PURSUANT
                      TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ADVO, Inc. (the "Company") on Form 10-Q for the period ended June 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bobbie Gaunt, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2004                 By: /s/ BOBBIE GAUNT
                                         ------------------------------
                                           Bobbie Gaunt
                                           Interim Chief Executive Officer

In connection with the Quarterly Report of ADVO, Inc. (the "Company") on Form 10-Q for the period ended June 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald E. McCombs, Executive Vice President - President, Operations Group and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2004                 By: /s/ DONALD E. MCCOMBS
                                         ------------------------------
                                           Donald E. McCombs
                                           Executive Vice President - President,
                                           Operations Group and Acting Chief
                                           Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.